Exhibit 16

POWER OF ATTORNEY

The undersigned, being officers, trustees and directors of:

a) BlackRock Credit Allocation Fund I, Inc., a Maryland corporation;

b) BlackRock Credit Allocation Fund II, Inc., a Maryland corporation;

c) BlackRock Credit Allocation Fund III, a Delaware statutory trust;

c) BlackRock Credit Allocation Fund IV, a Delaware statutory trust; (collectively, the "Funds");

do hereby, in the capacities shown below, appoint the President, Chief Financial Officer, Treasurer, Secretary or any Vice-President of the Funds, as true and lawful agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, as fully to all intents as he or she might or could do in person, for the purposes of executing and delivering, for and on behalf of the undersigned, any Registration Statement on Form N-14 of the Funds (including any and all amendments thereto) and any other document or instrument in connection with the transactions contemplated by such Registration Statement on Form N-14, upon the advice of counsel, to be filed by the applicable Funds with the Securities and Exchange Commission ("SEC") pursuant to the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 (collectively, the "Acts"), and the rules, regulations or requirements promulgated by the SEC pursuant to such Acts; and the undersigned does hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this Power of Attorney.

[Remainder of Page Intentionally Blank]

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: July 27, 2012

Signature	Title

/s/ John M. Perlowski	President and Chief Executive Officer
John M. Perlowski

/s/ Neal J. Andrews	Chief Financial Officer
Neal J. Andrews

/s/ Michael J. Castellano	Director/Trustee
Michael J. Castellano

/s/ Richard E. Cavanagh	Director/Trustee
Richard E. Cavanagh

/s/ Frank J. Fabozzi	Director/Trustee
Frank J. Fabozzi

/s/ Kathleen F. Feldstein	Director/Trustee
Kathleen F. Feldstein

/s/ James T. Flynn	Director/Trustee
James T. Flynn

/s/ Jerrold B. Harris	Director/Trustee
Jerrold B. Harris

Signature	Title

/s/ R. Glenn Hubbard	Director/Trustee
R. Glenn Hubbard

/s/ W. Carl Kester	Director/Trustee
W. Carl Kester

/s/ Karen P. Robards	Director/Trustee
Karen P. Robards

/s/ Paul L. Audet	Director/Trustee
Paul L. Audet

/s/ Henry Gabbay	Director/Trustee
Henry Gabbay

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